NUVEEN MULTI-ASSET INCOME FUND

SUPPLEMENT DATED JUNE 30, 2017

TO THE PROSPECTUS DATED JANUARY 19, 2017

Effective immediately, the Fund will no longer allocate assets to Nuveen Asset Management’s Core Dividend Strategy. As a result, Robert C. Doll and Scott M. Tonneson are no longer portfolio managers for the Fund and all references to Nuveen Asset Management’s Core Dividend Strategy are removed from this prospectus.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-MAIP-0617P

NUVEEN MULTI-ASSET INCOME FUND

SUPPLEMENT DATED JUNE 30, 2017

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 19, 2017

Effective immediately, the Fund will no longer allocate assets to Nuveen Asset Management’s Core Dividend Strategy. As a result, Robert C. Doll and Scott M. Tonneson are no longer portfolio managers for the Fund.

PLEASE KEEP THIS WITH YOUR STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-MAISAI-0617P